UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 24, 2023 (May 23, 2023)
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Executive Drive Chelmsford, MA 01824 (512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Harte Hanks, Inc. (the “Company”) held the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 23, 2023, at which stockholders voted on the items below as indicated.

I.	Election of five (5)* Board nominees, each to serve until our 2024 annual meeting of stockholders or until their successors are duly elected and qualified:

Nominees	For	Withhold	Broker Non-Votes
Brian Linscott	4,378,691	8,451	928,516
Genni Combes	4,337,778	49,364	928,516
David L. Copeland	4,285,283	101,859	928,516
John H. Griffin, Jr.	4,079,184	307,958	928,516
Bradley Radoff	4,021,559	365,583	928,516

II.	To approve (on a non-binding advisory basis) the compensation of our named executive officers:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
4,189,287	190,750	7,105	928,516

III.	To recommend (on a non-binding, advisory basis) the frequency of future advisory votes to approve of the compensation of our named executive officers:

Number of Shares Voted
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
4,153,600	77,953	152,039	3,550	928,516

IV.	To consider and vote upon the ratification of the selection of Baker Tilly US, LLP as Harte Hanks’ independent registered public accounting firm for the fiscal year ended December 31, 2023:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
5,312,870	2,140	648	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

Date: May 24, 2023	By:	/s/ Laurilee Kearnes
Name: Laurilee Kearnes Title: Chief Financial Officer